UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005 (March 1, 2005)

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities
SIGNATURE

Item 3.02. Unregistered Sales of Equity Securities

     On March 1, 2005, Corrections Corporation of America (the “Company”) issued an aggregate of 3,362,467 shares of the Company’s common stock (the “Conversion Shares”) to PMI Mezzanine Fund, L.P. (“PMI”) in connection with the mandatory conversion of the Company’s outstanding 4.0% convertible subordinated note due 2007 in the principal amount of $30,000,000 (the “Note”) held by PMI. As previously disclosed, the Company delivered notice of the mandatory conversion to PMI on February 10, 2005.

     The Note was originally issued to PMI pursuant to the exemption from registration set forth in Section 4(2) under the Securities Act of 1933, as amended (the “Act”), and the issuance of the Conversion Shares is exempt from registration under Section 3(a)(9) of the Act. No commission or other remuneration was paid or given directly or indirectly in connection with the issuance of the Conversion Shares.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 2, 2005	CORRECTIONS CORPORATION OF AMERICA
	By:	/s/ Irving E. Lingo, Jr.
Irving E. Lingo, Jr.
Executive Vice President and Chief Financial Officer